EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-90512, 333-90514 and 333-47258.







/s/ Arthur Andersen LLP
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Arthur Andersen LLP




Hartford, Connecticut
March 14, 2001